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                                                                  EXHIBIT 10.1.5

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Fifth Amendment"), dated as of March 30, 2001, is entered into among HOME INTERIORS & GIFTS, INC., a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as syndication agent (in said capacity, the "Syndication Agent"), NATIONAL WESTMINSTER BANK, PLC , as documentation agent (the "Documentation Agent"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a co-agent, SOCIETE GENERALE, as a co-agent, CITICORP USA. INC., as a co-agent (collectively, the "Co-Agents"), and BANK OF AMERICA, N.A., formerly known as NationsBank, N.A., as administrative agent (in said capacity, the "Administrative Agent").

                                   BACKGROUND

         A. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 18, 1998, that certain Second Amendment to Credit Agreement dated as of March 12, 1999, that certain Third Amendment to Credit Agreement, dated as of November 19, 1999 and that certain Fourth Amendment to Credit Agreement dated as of July 26, 2000, but effective as of July 3, 2000 (as the same has been or may be amended, restated or modified from time to time, the "Credit Agreement").

         B. The Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent desire to make certain amendments to the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Documentation Agent, the Syndication Agent, the Co-Agents, and the Administrative Agent covenant and agree as follows:

                                   ARTICLE I

                                  Definitions

Section 1.1 Definitions. Capitalized terms used in this Fifth Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

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                                   ARTICLE II

                                   Amendments

         Section 2.1 Amendment to Defined Terms in Section 1.1. Effective as of the date hereof, the following definitions in Section 1.1 of the Credit Agreement are amended and restated to read in their entirety as follows:

                  "Applicable Base Rate Margin" means (a) for Facility A Term Loan Advances and Revolving Loans, 1.5% and (b) for Facility B Term Loan Advances, 2.0%.

                  "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including, without limitation, 12 USC ss.ss. 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Chapter 303 of the Texas Finance Code, as amended, and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 346 of the Texas Finance Code, as amended, shall not apply to the Advances, this Agreement, the Notes or any other Loan Documents.

                  "Applicable LIBOR Rate Margin" means (a) for Facility A Term Loan Advances and Revolving Advances, 2.75% and (b) for Facility B Term Loan Advances, 3.25%.

                  "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (without duplication) (a) Pretax Net Income (excluding therefrom, to the extent included in determining Pretax Net Income, any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and adding thereto, to the extent included in determining Pretax Net Income, any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) to the extent included in determining Pretax Net Income, interest expense (including the amortization or write-off of debt discount and issuance costs and commissions and discounts and other fees and charges associated with Indebtedness), plus (c) to the extent included in determining Pretax Net Income, depreciation and amortization, plus (d) to the extent included in determining Pretax Net Income, other non-cash charges, minus (e) to the extent included in determining Pretax Net Income, interest and investment income for any period after December 31, 2000, minus (f) to the extent included in determining Pretax Net Income, other non-cash credits, minus (g) cash payments made with respect to non-cash charges added back in determining EBITDA in any prior period which would otherwise be excluded in determining EBITDA, plus (h) to the extent included in

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         determining Pretax Net Income, reorganization related expenses previously disclosed to the Lenders (regardless of the line items on which such expenses are reported in the Borrower's financial statements) taken or incurred in the fiscal quarters ending March 31, 2001, June 30, 2001, and September 29, 2001, not to exceed $13,500,000 in the aggregate for all three (3) such quarters (including that portion of the reorganization related expenses relating to the write-off of deferred financing costs). For purposes of this definition, EBITDA shall be computed utilizing the Borrower's revenue recognition policy in place prior to the adoption of SEC staff Accounting Bulletin No. 101 ("SAB 101"). The Borrower's Compliance Certificate shall disclose the adjustment to GAAP operating results taking into account the effect of the adoption of SAB 101. The Borrower's quarterly filings with the SEC on Form 10-Q and its annual filings on Form 10-K will continue to include a reconciliation of EBITDA to income before income taxes in accordance with the Borrower's GAAP financial statements. This reconciliation will include an adjustment for the effect of adoption of SAB 101 on the Borrower's operating results.

                  "Interest Period" means the period beginning on the day any LIBOR Advance is made and ending one, two or three months thereafter (as the Borrower shall select); provided, however, that all of the foregoing provisions are subject to the following:

                           (a) if any Interest Period which would otherwise end
                  on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                           (b) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                           (c) the Borrower may not select any Interest Period
                  in respect of Advances having an aggregate principal amount not less than $2,000,000; and

                           (d) there shall be outstanding at any one time no
                  more than ten Interest Periods in the aggregate.

                  "Leverage Ratio" means, for any date of determination, the ratio of (a) Total Debt as of the date of determination to (b) EBITDA for the immediately preceding four consecutive fiscal quarters. For purpose of calculation of the Leverage Ratio only, with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of calculation of EBITDA, there shall be
         (i) included in EBITDA, the pro forma EBITDA of any assets acquired during any such four fiscal quarters as if acquired at the beginning of the four fiscal quarters preceding the date of calculation and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such fiscal quarters as if disposed of at the beginning of the four fiscal quarters preceding the date of calculation.

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         "Permitted Liens" means, as applied to any Person:

                           (a) Any Lien in favor of the Lenders or the
                  Administrative Agent to secure the Obligations hereunder;

                           (b) (i) Liens on real estate for ad valorem taxes not
                  yet delinquent, (ii) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (iii) Liens for taxes, assessments, governmental charges, levies or claims not yet delinquent, or in each case for clauses (i) and (iii) that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books in accordance with GAAP, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto that has not been stayed;

                           (c) Liens of carriers, landlords, warehousemen,
                  mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not overdue for a period of more than 60 days or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                           (d) (i) Liens incurred in the ordinary course of
                  business in connection with worker's compensation, unemployment insurance or similar legislation and (ii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, insurance contracts, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (e) Easements, right-of-way, restrictions and other
                  similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or which are set forth in any title policy or "marked up" commitment thereof delivered pursuant hereto and reasonably acceptable to the Administrative Agent;

                           (f) Liens created to secure the purchase price of
                  assets acquired by such Person or created to secure Indebtedness permitted by Section 7.1(c) hereof, which is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition or within 90 days thereafter, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof), and refinancings thereof so long as any such Lien remains solely on the asset or assets acquired and the amount of Indebtedness related thereto is not increased;

                           (g) Liens in respect of judgments or awards for which
                  appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured not constituting an Event of Default under Section 8.1(h) hereof, provided that
                  (i) such Person shall have established adequate reserves for such judgments or

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                  awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

                           (h) Any Liens which are described on Schedule 3
                  hereto, and Liens resulting from the refinancing, renewal, or extension of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower (other than after-acquired title in or on such property and proceeds of the existing collateral in accordance with the document creating such Lien);

                           (i) Liens arising from precautionary Uniform
                  Commercial Code financing statements with respect to operating leases or consignment arrangements in the ordinary course of business;

                           (j) Liens in favor of banking institutions arising by
                  operation of law encumbering deposits (including the right of setoff) held by such banking institution incurred in the ordinary course of business and which are within the general parameters customary in the banking industry;

                           (k) Liens existing on any property or asset at the
                  time of acquisition thereof by the Borrower and its Subsidiaries or existing on the property or assets of any Person that becomes a Subsidiary after the Agreement Date at the time such Person becomes a Subsidiary (provided, that (x) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (y) such Lien shall not apply to any other property or assets of the Borrower or its Subsidiaries and (z) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be);

                           (l) any obligations or duties affecting any of the
                  property of the Borrower or its Subsidiaries to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such property for the purposes for which it is held and do not materially impair the value of the Collateral;

                           (m) Statutory (but, with respect to licenses,
                  subleases and leases executed and effective on or after March 31, 2001, not contractual) liens on property of the Borrower and its Subsidiaries in favor of landlords securing licenses, subleases and leases permitted hereunder and not interfering with the business of the Borrower or any of its Subsidiaries; and

                           (n) Licenses, leases or subleases permitted hereunder
                  granted to others but not interfering in any material respect with any rights to the Collateral or with the business of the Borrower or any of its Subsidiaries.

                  "Revolving Credit Commitment" means $30,000,000 as reduced or terminated pursuant to Sections 2.6 or 8.2 hereof.

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         Section 2.2 Addition to Defined Terms in Section 1.1. Effective as of
the date hereof, the following definitions are added to Section 1.1 of the Credit Agreement in alphabetical order to read in their entirety as follows:

                  "Capital Expenditure Adjustment" means the amount, if any, by which Capital Expenditures incurred for the fiscal period beginning January 1, 2001, through and including April 28, 2001, October 27, 2001, and April 27, 2002, as applicable, is less than 85% of the amount of Capital Expenditures projected to be incurred for such period in Borrower's business plan dated February 21, 2001, heretofore delivered to the Lenders.

                  "Carter Family" means Donald J. Carter, Sr., his lineal descendants whether by adoption or otherwise, their respective spouses, any trusts for the benefit of the foregoing persons, and the respective Affiliates of all of the foregoing.

                  "Committed Capital Investment" means an irrevocable commitment by Hicks Muse, the Carter Family and their respective Affiliates to provide cash equity to the Borrower within a period of time and upon terms and conditions satisfactory to Determining Lenders.

                  "Equityholders LC" means that certain irrevocable letter of credit issued for the account of the Existing Equityholders or their Affiliates for the benefit of the Administrative Agent for the benefit of the Lenders, such letter of credit to be capable of being drawn upon the occurrence of any Event of Default described in Section 8.1(f) or
         (g) (but excluding (a) any commencement of an involuntary proceeding or petition filed by the Lenders under Title 11 of the United States Code and (b) any prepackaged voluntary proceeding or petition filed under Title 11 of the United States Code upon the prior written consent by any combination of the Lenders whose Total Specified Percentages aggregate at least 66 2/3% or, in the event that all of the Commitments have been terminated, any combination of Lenders having at least 66 2/3% of the Advances then outstanding).

                  "Existing Equityholders" means Hicks Muse and the Carter Family and their respective Affiliates.

                  "Liquidity Amount" means the sum of (a) the lesser of (i) Cash and Cash Equivalents or (ii) $10,000,000, minus (b) the Capital Expenditure Adjustment, minus (c) the Working Capital Adjustment, plus
         (d) the Revolving Credit Availability, plus (e) the Committed Capital Investment, plus (f) the amount available to be drawn under the Equityholders LC.

                  "Revolving Credit Availability" means, without duplication, an amount equal to (a) the Revolving Credit Commitment, minus (b) the outstanding Revolving Credit Advances, minus (c) the Reimbursement Obligations, minus (d) the outstanding Swing Line Advances.

                  "Working Capital Adjustment" means the sum of (a) the amount, if any, by which the accounts receivable and accounts payable on the balance sheet of the Borrower and its Subsidiaries at April 28, 2001, October 27, 2001, and April 27, 2002, as applicable, differ

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         from the amounts projected for such accounts on such dates in the
         Borrower's business plan dated February 21, 2001, heretofore delivered to the Lenders, and such difference represents a source of cash to the Borrower and its Subsidiaries in excess of $3,000,000, and (b) the amount, if any, by which inventory on the balance sheet of the Borrower and its Subsidiaries at April 28, 2001, October 27, 2001, and April 27, 2002, is less than $29,000,000, $33,000,000, and $33,000,000 respectively.

                  Section 2.3 Amendments to Sections 2.2(a), (b) and (c). Effective as of the date hereof, Sections 2.2(a), (b) and (c) of the Credit Agreement are amended and restated to read in their entirety as follows:

                  (a) Base Rate Advances. In the case of Base Rate Advances (other than Swing Line Advances), the Borrower, through an Authorized Signatory, shall give the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice in substantially the form of Exhibit K hereto (a "Notice of Borrowing") of its intention to borrow or reborrow a Base Rate Advance hereunder. Such Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate Base Rate Advances to be made by the Lenders, and whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and (ii) confirm that no Default or Event of Default has occurred and is continuing.

                  (b) LIBOR Advances. In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to Article 9 hereof. For LIBOR Advances, the Notice of Borrowing shall (i) specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders, whether such Advance is a Revolving Credit Advance, Facility A Term Loan Advance or Facility B Term Loan Advance, and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility Term B Loan Maturity Date, as appropriate, or prohibit or impair the Borrower's ability to comply with Section 2.5 or 2.8 hereof and (ii) confirm that no Default or Event of Default has occurred and is continuing.

                  (c) Swing Line Advances. In the case of Swing Line Advances, the Borrower, through an Authorized Signatory, shall give the Swing Line Bank and the Administrative Agent prior to 1:00 p.m., Dallas, Texas time, on the date of any proposed Swing Line Advance irrevocable written notice pursuant to a Notice of Borrowing, of its intention to borrow or reborrow a Swing Line Advance. Such Notice of Borrowing shall
         (i) specify the requested funding date, which shall be a Business Day and the amount of the proposed Swing Line Advance and (ii) confirm that no Default or Event of Default has occurred and is continuing.

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         Section 2.4 Amendment to Section 2.2(d). Effective as of the date hereof, the second sentence of Section 2.2(d) of the Credit Agreement is amended and restated to read in its entirety as follows:

         Not later than 11:00 a.m., Dallas, Texas time on the date of any proposed continuation of or a conversion to a Base Rate Advance and not later than 11:00 a.m., Dallas, Texas time at least three Business Days prior to any proposed continuation of or conversion to a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice in substantially the form of Exhibit L hereto (a "Notice of Continuation/Conversion"), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and
         (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or a continuation of a LIBOR Advance, stating that no Event of Default has occurred and is continuing.

         Section 2.5 Amendment to Section 2.3(a)(ii). Effective as of the date hereof, Section 2.3(a)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (ii) Interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed and shall be payable in arrears on March 30, 2001, on the 15th day of each calendar month thereafter, on the last day of the Interest Period for any LIBOR Advance, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

         Section 2.6 Amendment to Section 2.3(b)(ii). Effective as of the date hereof, Section 2.3(b)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on March 30, 2001, on the 15th day of each calendar month thereafter, on the last day of the Interest Period therefor, and on the Revolving Commitment Maturity Date, the Facility A Term Loan Maturity Date and the Facility B Term Loan Maturity Date, as appropriate.


         Section 2.7 Amendment to Section 2.3(e)(i). Effective as of the date hereof, the reference to the phrase "Event of Default specified in Section 8.1(b) hereof" in Section 2.3(e)(i) of the Credit Agreement is deleted and the reference to the phrase "Event of Default has occurred" is inserted in lieu thereof.

         Section 2.8 Addition to Section 2.4. Effective as of the date hereof, a new subsection (c) is added to

         Section 2.4 of the Credit Agreement to read in its entirety as follows:

                  (c) Additional Fee. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the ratable account of the Lenders, an additional fee in an amount equal to $3,000,000, which fee shall be earned and due and payable on March 30, 2001; provided however, the payment of such fee shall be deferred until September 30, 2001. Notwithstanding anything to the contrary contained herein, if the Existing Equityholders make an equity contribution in an amount not less than $40,000,000 to the Borrower on or before September 30, 2001, such additional fee shall be forgiven and shall not be due and payable.

         Section 2.9 Amendment to Sections 2.5(c), (e), (f) and (g). Effective as of the date hereof, Sections 2.5(c), (e), (f) and (g) of the Credit Agreement are amended and restated to read in their entirety as follows:



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

                  (c) Prepayments from Sales of Assets. Within 10 Business Days of the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (including the Capital Stock of any Subsidiary) (other than any such sales or dispositions permitted under Sections 7.5(a), (c), (e), (g), (h), (i) and (j) and such sales or dispositions permitted under Section 7.5(b) and (d) to the extent not reinvested in accordance with such Section), the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (A) 100% of such Net Cash Proceeds received, or (B) an amount, if any, which would result in the Leverage Ratio being less than 3.50 to
         1.00 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

                  ...

                  (e) Prepayment from Recovery Events. Within 10 Business Days after receipt of Net Cash Proceeds by the Borrower or any of its Subsidiaries from any Recovery Event, unless a Reinvestment Notice shall have been delivered in respect thereof, the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an aggregate principal amount of 100% of such Net Cash Proceeds received, provided that (i) no Reinvestment Notice may be delivered when an Event of Default has occurred and is continuing, (ii) if a Reinvestment Notice shall be delivered in respect thereof, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to payment of the Advances on the Reinvestment Prepayment Date, and (iii) the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (iii) and Sections 7.5(b) and (d) shall not exceed $5,000,000 at any one time. Each such prepayment shall be applied as provided in
         Section 2.5(g) hereof.

                  (f) Prepayment from Sales of Capital Stock. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries to any Person (other than to the Borrower or any of its Subsidiaries) of any Capital Stock of the Borrower (other than those set forth in subsections (a), (b), (c), (d), (e) or (f) of the definition of Permitted Issuance in Section 1.1), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an aggregate principal amount equal to the lesser of (A) 100% of such Net Cash Proceeds received, or (B) an amount, if any, which would result in the Leverage Ratio being less than 3.50 to 1.00 after such prepayment. Each such prepayment shall be applied as provided in Section 2.5(g) hereof.

                  (g) Payments, Generally. Any partial payment of a (i) Base Rate Advance shall be in a principal amount which is at least $100,000 and which is an integral multiple of $100,000 and (ii) a LIBOR Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000, and to the extent that any payment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender (to the extent required) in accordance with Section 2.9 hereof. Any voluntary prepayment of any Term Loan Advance shall be allocated among the Facility A Term



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         Loan Advances and the Facility B Term Loan Advances pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances and applied to the then remaining installments of the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the number of then remaining installments in respect of the Facility A Term Loan Advances and the Facility B Term Loan Advances (i.e. each then remaining installment of the applicable Term Loan Advance shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loan Advances divided by the number of the then remaining installments for such Term Loan Advances), provided that if the amount to be applied to any installment required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the remaining installments in the order of maturity after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence); provided further, however, notwithstanding the foregoing, until the aggregate amount of voluntary prepayments of Term Loan Advances exceeds $20,000,000, voluntary prepayments of Term Loan Advances may be applied to any scheduled installment payments of Facility A Term Loan Advances or Facility B Term Loan Advances, at the Borrower's discretion, so long as applied to the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances then outstanding. Any prepayments required to be made pursuant to Sections 2.5(c), (d), (e) or (f) hereof shall (i) include and be applied to accrued interest to the date of such prepayment on the principal amount prepaid, (ii) be allocated among the Facility A Term Loan Advances and the Facility B Term Loan Advances, pro rata based on the outstanding principal amount of the Facility A Term Loan Advances and the Facility B Term Loan Advances and applied to the then remaining installments of the Facility A Term Loan Advances and the Facility B Term Loan Advances pro rata based on the number of then remaining installments in respect of the Facility A Term Loan Advances and the Facility B Term Loan Advances (i.e. each then remaining installment of the applicable Term Loan Advance shall be reduced by an amount equal to the aggregate amount to be applied to such Term Loan Advances divided by the number of the then remaining installments for such Term Loan Advance), provided that if the amount to be applied to any installment required by this Agreement would exceed the then remaining amount of such installment, then an amount equal to such excess shall be applied to the remaining installments in the order of maturity after giving effect to all prior reductions thereto (including the amount of prepayments theretofore allocated pursuant to the preceding portion of this sentence), (iii) not be subject to the notice and minimum payment provisions of this Section 2.5; provided, however, the Borrower shall be required to reimburse each Lender for any loss, cost or expense incurred by each Lender in connection with any such prepayment as set forth in Section 2.9 hereof if any prepayment results in a LIBOR Advance being paid on a day other than the last day of an Interest Period for such LIBOR Advance, and
         (iv) be applied first to Base Rate Advances, if any, and then to LIBOR Advances. With respect to any voluntary payment of Term Loan Advances made by the Borrower within fifteen days of any Quarterly Date on which amortization of any Term Loan Advance is required, the Borrower shall have the right to designate such payment as a prepayment or as payment of the Term Loan Advances required to be made on such Quarterly Date.

         Section 2.10 Amendments to Section 2.8(b). Effective as of the date hereof, Section 2.8(b) of the Credit Agreement is amended as follows: the reference to the dates "June 30, 2001" and "December 31, 2001" are deleted and the reference to the dates "May 15, 2001" and "November 15, 2001," respectively, are inserted in lieu thereof.

         Section 2.11 Amendment to Section 2.8(c). Effective as of the date hereof, Section 2.8(c) of the Credit Agreement is amended as follows: the reference to the dates "June 30, 2001" and "December 31, 2001" are deleted and the reference to the dates "May 15, 2001" and "November 15, 2001," respectively, are inserted in lieu thereof.

         Section 2.12 Amendments to Section 2.16(a). Effective as of the date hereof, Section 2.16(a) of the Credit Agreement is amended as follows: (a) the reference to the dollar amount $30,000,000" is deleted and the dollar amount "$15,000,000" is inserted in lieu thereof; and (b) the last sentence of such
Section is amended and restated to read in its entirety as follows:

         Within the limits of the Letter of Credit Facility and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.16(a) and request the issuance of additional Letters of Credit under this Section 2.16(a).

         Section 2.13 Amendment to Section 2.16(c). Effective as of the date hereof, the first sentence of Section 2.16(c) of the Credit Agreement is amended and restated to read in its entirety as follows:

         The Borrower will pay to the Issuing Bank an amount equal to each draft drawn under any Letter of Credit (x) on the Business Day of such drawing if presented by noon (Dallas, Texas time) and (y) by 11:00 a.m.(Dallas, Texas time) on the first Business Day thereafter if presented after noon (Dallas, Texas time).

         Section 2.14 Amendment to Section 2.16(g)(i). Effective as of the date hereof, the reference to the number "thirty" in Section 2.16(g)(i) of the Credit Agreement is deleted and the reference to the number "five" is inserted in lieu thereof.

         Section 2.15 Amendment to Section 2.17. Effective as of the date hereof, Section 2.17 of the Credit Agreement is hereby amended to read as follows: Intentionally omitted.

         Section 2.16 Amendment to Article 4. Effective as of the date hereof, a new Section 4.1(y) is hereby added to the Agreement to read as follows:

                  (y) Collateral. Pursuant to the Loan Documents, the Borrower and its Subsidiaries have granted to the Administrative Agent for the benefit of the Lenders perfected Liens upon substantially all of their assets other than those assets specifically excluded from the Administrative Agent's Lien pursuant to the Loan Documents.

         Section 2.17 Amendment to Section 5.7. Effective as of the date hereof,
Section 5.7 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 5.7 Visits and Inspections. The Borrower shall, and shall cause each of its Subsidiaries to, permit representatives of the Administrative Agent or any Lender from time to time after reasonable notice by the Administrative Agent or any Lender to (a) visit and inspect the properties of the Borrower and its Subsidiaries (i) as often as the Administrative Agent or any Lender shall reasonably deem advisable, and (ii) at reasonable times, (b) audit, inspect and make extracts from and copies of the Borrower's and each such Subsidiary's books and records, and (c) discuss with the Borrower's and each such Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects. The Borrower shall pay the reasonable expenses related to inspections and audits performed by the Administrative Agent. Prior to the occurrence of an Event of Default, all such visits and inspections shall be conducted during normal business hours and, other than visits and inspections by the Administrative Agent and/or any financial advisor to the Administrative Agent, shall not be conducted more often than once per fiscal quarter. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Agent or any Lender without any requirement for advance notice.

         Section 2.18 Amendment to Section 5.11. Effective as of the date hereof, Section 5.11 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 5.11 Further Assurances. At any time or from time to time upon reasonable request by the Administrative Agent, the Borrower or any of its Subsidiaries shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. At the time of delivery of the financial statements set forth in Sections 6.1 and 6.2 hereof, if the information provided therein has changed since the last delivery thereof, the Borrower agrees to update and deliver to the Administrative Agent
         Schedule 5 hereto (with respect to the identities, jurisdictions of organization and ownership of the Borrower's Subsidiaries). The Borrower agrees to update the information on Schedule 2 to the Security Agreements promptly upon discovery that the information provided therein is not complete and correct. On or before May 31, 2001, the Borrower agrees to execute and deliver, or cause its Subsidiaries to execute and deliver, to the Administrative Agent Deeds of Trust, in substantially the form of Exhibit I hereto with respect to any fee owned real property hereafter acquired by the Borrower or any Subsidiary, as applicable, with a fair market value in excess of (a) $500,000 at any time or (b) $2,000,000 in the aggregate at any time, together with any existing surveys and environmental reports in form reasonably satisfactory to the Administrative Agent and title insurance thereon in form and amount (not to exceed the fair market value thereof) reasonably satisfactory to the Administrative Agent, and such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request with respect thereto.

         Section 2.19 Addition to Article 5. Effective as of the date hereof, a new Section 5.15 is added to Article 5 of the Credit Agreement to read in its entirety as follows:

                  Section 5.15 Deposit and Operating Accounts. The Borrower and its Subsidiaries shall (a) except as set forth in the proviso below, maintain all of their operating, deposit and all other accounts with any Lender which is a financial institution and (b) execute such documents, instruments and agreements as shall be reasonably necessary to confirm the first priority perfected security interest of the Administrative Agent for the benefit of the Lenders in such accounts and all amounts on deposit therein, including without limitation, all amounts which constitute proceeds of Collateral, such documents, instrum ents and agreements to provide that the Lenders maintaining such accounts shall provide not less than five Business Days prior written notice of any setoff to the Borrower and Administrative Agent; provided, however, the Borrower may maintain accounts with financial institutions which are not Lenders, so long as the balance in such accounts does not exceed $10,000,000 in the aggregate at any time.

         Section 2.20 Amendment to Section 6.3. Effective as of the date hereof,
Section 6.3 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 6.3 Compliance Certificate. At the time financial statements are furnished pursuant to Sections 6.1, 6.2 and 6.8 hereof and, with respect to the calculation of the Liquidity Amount, on or before May 18, 2001, November 16, 2001 and May 17, 2002, the Compliance Certificate, completed as provided therein.

         Section 2.21 Amendment to Section 6.4(a)(i). Effective as of the date hereof, Section 6.4(a)(i) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (i) all final management letters submitted to any Obligor by accountants in connection with any annual, interim or special audit;

         Section 2.22 Addition to Article 6. Effective as of the date hereof, new Sections 6.8 and 6.9 are added to Article 6 to read in their entirety as follows:

                  Section 6.8 Monthly Financial Statements and Other Reports. Within 30 days after the end of each calendar month (or within such shorter period of time as may be necessary to timely provide the calculation of the Liquidity Amount on the dates required by Section 6.3), (a) unaudited consolidated financial statements of the Borrower and its Subsidiaries as of the end of such fiscal month and for the elapsed portion of the year ended with the last day of such fiscal month, setting forth in comparative form the figures for the corresponding period of the budget, all in reasonable detail certified by the chief executive officer or chief financial officer or other officer of the Borrower reasonably acceptable to the Administrative Agent, to be, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position, results of operations, and cash flows of the Borrower and its Subsidiaries as of the end of and for such fiscal month, and for the elapsed portion of the year ended with the last day of such fiscal month, subject only to the absence of footnotes and normal year-end adjustments; and (b) a flash report including the number of orders shipped, the fulfillment rate, the number of active displayers, the average order size, and the number of orders per displayer for such calendar month, all in form and substance reasonably satisfactory to the Administrative Agent.

                  Section 6.9 Due Diligence. The Borrower and its Subsidiaries will at all times cooperate with the reasonable due diligence efforts of E&Y Capital Advisors LLC and legal counsel for the Administrative Agent.

         Section 2.23 Amendment to Section 7.1(c). Effective as of the date hereof, the reference to the dollar amount "$30,000,000" in Section 7.1(c) of the Credit Agreement is deleted and the reference to the dollar amount "$15,000,000" is inserted in lieu thereof.

         Section 2.24 Amendment to Section 7.1(l). Effective as of the date hereof, Section 7.1(l) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (l) Indebtedness of all Foreign Subsidiaries of the Borrower for working capital purposes and overdraft facilities in an aggregate amount not to exceed $5,000,000 at any one time outstanding; and

         Section 2.25 Amendment to Section 7.1(m). Effective as of the date hereof, Section 7.1(m) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (m) Other unsecured Indebtedness not to exceed $20,000,000 in the aggregate at any time so long as no Default or Event of Default has occurred or will occur as a result of the incurrence of such Indebtedness;

         Section 2.26 Amendment to Section 7.3(j). Effective as of the date hereof, Section 7.3(j) of the Credit Agreement is amended and restated to read in its entirety as follows:

                  (j) Loans and advances by the Borrower and any of its Subsidiaries to its suppliers in an aggregate principal amount not exceeding $2,000,000 at any one time outstanding;

         Section 2.27 Amendment to Section 7.3(m). Effective as of the date hereof, Section 7.3(m) of the Credit Agreement is amended and restated to read in its entirety as follows:

         (m) Acquisitions completed on or before March 30, 2001.

         Section 2.28 Amendment to Section 7.5. Effective as of the date hereof,
Section 7.5 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.5 Sale of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell (including for discount or otherwise), lease, transfer or otherwise dispose of assets, except (a) sales of inventory sold in the ordinary course of business, (b) so long as no Default has occurred and is continuing, sales or other dispositions of worn-out or obsolete assets or assets no longer useful in the conduct of the Borrower's business in the ordinary course of business in which the Net Cash Proceeds thereof are used within 365 days of such sale to purchase assets of similar value and quality and business utility to those assets sold, provided that the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (b) and Sections 7.5(d) and Section 2.5(e) shall not exceed $5,000,000 at any one time, (c) sales of Cash and Cash Equivalents in the ordinary course of business, (d) so long as no Default has occurred and is continuing, sales of assets (excluding the Parker Equities Properties) in which the Net Cash Proceeds thereof are used within 365 days of such sale to purchase assets of similar value and quality and business utility to those assets sold, provided that the aggregate amount of Net Cash

         Proceeds outstanding and pending reinvestment pursuant to this clause
         (d) and Sections 7.5(b) and Section 2.5(e) shall not exceed $5,000,000 at any time, (e) sales and dispositions (i) from any Domestic Subsidiary to the Borrower or any other Domestic Subsidiary and (ii) from any Foreign Subsidiary to the Borrower or any of its Subsidiaries,
         (f) transfers resulting from any casualty or condemnation of property or assets, (g) the sale or discount of overdue accounts receivable in the ordinary course of business, in connection with the compromise or collection thereof, (h) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases of other property in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries, (i) the sale of assets in respect of the Candle Making Joint Venture prior to March 30, 2001, not to exceed $2,500,000 in aggregate amount, and (j) such other sales or dispositions described in Schedule 12.

         Section 2.29 Amendment to Section 7.6. Effective as of the date hereof,
Section 7.6 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.6 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments, except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary, (b) Dividends payable in stock and not cash, (c) regularly scheduled payments of interest on the Senior Subordinated Notes, (d) Restricted Payments as a result of a purchase of Capital Stock made in order to fulfill the obligations of the Borrower or its Subsidiaries under an employee stock purchase plan or similar plan covering employees of the Borrower or any Subsidiary as from time to time in effect in an aggregate net amount not to exceed $10,000,000 during the term of this Agreement, (e) Permitted Issuances, and (f) Restricted Payments made pursuant to the Home Interiors Recapitalization and the Home Interiors Merger; provided, further, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.6 unless there shall exist no Default prior to or after giving effect to any such proposed Restricted Payment. Management, advisory, consulting and similar fees to any Affiliate of the Borrower or any of its Subsidiaries other than an Obligor, including, without limitation, the Consulting Agreement, may be accrued but shall not be paid to such Affiliate or Subsidiary.

         Section 2.30 Amendment to Section 7.8. Effective as of the date hereof,
Section 7.8 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.8 Leverage Ratio. The Borrower will not permit the Leverage Ratio (tested at the end of each fiscal quarter) to be greater than (a) 6.65 to 1.00 for the fiscal quarter ending March 31, 2001, (b)
         7.10 to 1.00 for the fiscal quarter ending June 30,

         2001, (c) 7.90 to 1.00 for the fiscal quarter ending September 30, 2001, (d) 6.75 to 1.00 for the fiscal quarter ending December 31, 2001, and (e) 3.90 to 1.00 at March 31, 2002, and at the end of any fiscal quarter thereafter.

         Section 2.31 Amendment to Section 7.9. Effective as of the date hereof,
Section 7.9 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.9 Interest Coverage Ratio. The Borrower shall not permit the Interest Coverage Ratio (tested at the end of each fiscal quarter) to be less than (a) 1.65 to 1.00 for the fiscal quarter ending March 31, 2001, (b) 1.50 to 1.00 for the fiscal quarter ending June 30, 2001, (c) 1.30 to 1.00 for the fiscal quarter ending September 30, 2001, (d) 1.45 to 1.00 for the fiscal quarter ending December 31, 2001, and (e) 2.40 to 1.00 at March 31, 2002, and at the end of any fiscal quarter thereafter.

         Section 2.32 Amendment to Section 7.11. Effective as of the date hereof, Section 7.11 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  Section 7.11 Capital Expenditures. The Borrower shall not permit the Capital Expenditures to be paid or incurred by it and its Subsidiaries to exceed at any time in the aggregate (a) $3,900,000 during the fiscal quarter ending March 31, 2001, (b) $7,350,000 during the portion of the fiscal year 2001 ending June 30, 2001, (c) $11,850,000 during the portion of the fiscal year 2001 ending September 30, 2001, (d) $16,100,000 during the portion of the fiscal year 2001 ending December 31, 2001, and (e) 1.50% of cumulative net revenues of the Borrower and its Subsidiaries from and after January 1, 2002.

         Section 2.33 Addition to Article 7. Effective as of the date hereof, new Sections 7.14 and 7.15 are added to Article 7 of the Credit Agreement to read in their entirety as follows:

                  Section 7.14 Liquidity Amount. The Borrower shall maintain a Liquidity Amount of not less than (a) $30,000,000 as of April 28, 2001, and (b) $35,000,000 as of October 27, 2001, and as of April 27, 2002.

                  Section 7.15 EBITDA. The Borrower shall maintain an EBITDA (tested at the end of each fiscal quarter) of not less than (a) $9,900,000 for the fiscal quarter ending March 31, 2001, (b) $12,500,000 for the fiscal quarter ending June 30, 2001, (c) $15,600,000 for the fiscal quarter ending September 30, 2001, (d) $25,900,000 for the fiscal quarter ending December 31, 2001, and (e) thereafter, calculated for each of the then most recently ended four fiscal quarters, $75,000,000.

         Section 2.34 Amendment to Sections 8.1(d) and (k). Effective as of the date hereof, Sections 8.1(d) and (k) of the Credit Agreement are amended and restated to read in their entirety as follows:

                  (d) The Borrower or any of its Subsidiaries shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of 30 days after the earlier of (i) the date on which such failure or neglect first becomes known to the Borrower or (ii) the delivery of notice of such breach by the Administrative Agent;

                  . . .

                  (k) The Borrower or any of its Subsidiaries shall default in any payment in respect of Indebtedness beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, or any other event or condition shall occur in respect of such Indebtedness, if the effect of such default, event or condition is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to cause such Indebtedness to become due, repurchased or redeemed prior to its date of maturity, provided that a default, event or condition of the type described above in this Section 8.1(k) shall not constitute an Event of Default under this Agreement unless, at such time, one or more defaults, events or conditions of the type described above in this
         Section 8.1(k) shall have occurred and be continuing with respect to Indebtedness the outstanding amount of which exceeds in the aggregate $5,000,000;

         Section 2.35 Amendment to Section 8.2(c). Effective as of the date hereof, the reference to the number "30" in Section 8.2(c) of the Credit Agreement is deleted and the reference to the number "5" is inserted in lieu thereof.

         Section 2.36 Amendment to Section 11.1(a)(ii). Effective as of the date hereof, Section 11.1(a)(ii) of the Credit Agreement is amended and restated to read in its entirety as follows:

         (ii) If to the Administrative Agent, at:

                                    Bank of America, N.A.
                                    100 North Tryon Street
                                    NC1-007-13-06
                                    Charlotte, NC  28255
                                    Fax:  (704) 386-9607
                                    Attn:  John J. O'Neill
         With a copy to:            Bank of America, N.A.
                                    101 North Tryon Street
                                    NC1-001-15-04
                                    Charlotte, NC  28255
                                    Fax:  (704) 388-1108
                                    Attn:  Agency Services

         Section 2.37 Amendment to Section 11.2(a). Effective as of the date hereof, Section 11.2(a) of the Credit Agreement is amended to add at the end thereof the following:

         (a) and financial advisors to the Administrative Agent.

         Section 2.38 Addition of Schedule 12. Effective as of the date hereof, all references to "Schedule 12" in the Credit Agreement are deemed to be references to the "Schedule 12" attached hereto as Schedule 12.

         Section 2.39 Amendment to Exhibit K. Effective as of the date hereof, all references to "Exhibit K" in the Credit Agreement are deemed to be references to the "Exhibit K" attached hereto as Exhibit K.

                                  ARTICLE III

                         Representations and Warranties

         Section 3.1 By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments contemplated by the foregoing Article II:

                  (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than those representations and warranties that specifically relate to an earlier date) are true and correct in all material respects on and as of the date hereof as made on and as of such date;

                  (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (c) the Borrower has full corporate power and authority to execute and deliver this Fifth Amendment, and this Fifth Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

                  (d) neither the execution, delivery and performance of this Fifth Amendment nor the consummation of any transactions contemplated herein will conflict with any material Applicable Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any material indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property may be bound;

                  (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (other than the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Fifth Amendment or the acknowledgment of this Fifth Amendment by any Guarantor other than (i) those approvals and consents already obtained, and (ii) consents under immaterial contractual obligations;

                  (f) the Borrower and its Subsidiaries have granted to the Administrative Agent for the benefit of the Lenders a first priority perfected security interest and Lien upon substantially all of the real property and personal property of the Borrower and its Subsidiaries, except for Permitted Liens (except as otherwise provided herein and in the Loan Documents); and

                  (g) attached hereto as Schedule 3.1(g) is a listing of all deposit accounts of the Borrower and its Subsidiaries and the amounts on deposit therein as of a date no earlier than February 28, 2001.

                                   ARTICLE IV

                           Conditions Of Effectiveness

         Section 4.1 Conditions. The effectiveness of this Fifth Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) the Administrative Agent shall receive counterparts of this Fifth Amendment executed by the Determining Lenders;

                  (b) the Administrative Agent shall receive counterparts of this Fifth Amendment executed by the Borrower and acknowledged by each Guarantor;

                  (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Fifth Amendment;

                  (d) the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, with respect to the matters set forth in Sections 3.1(c), (d) and (e) of this Fifth Amendment;

                  (e) the Administrative Agent for the pro rata benefit of the Lenders shall have received payment of all accrued and unpaid interest on the outstanding Advances;

                  (f) the Administrative Agent shall receive payment of all outstanding fees and expenses of counsel and consultants for the Administrative Agent, including without limitation, the fees and expenses of E&Y Capital Advisors LLC, Donohoe Jameson and Carroll P.C. and Winstead Sechrest & Minick P.C.;

                  (g) the Administrative Agent shall receive copies of the amendments to the Consulting Agreements which amend the Consulting Agreement to reflect the provisions of Section 7.6 of the Credit Agreement, as amended by this Amendment; and

                  (h) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

         Section 4.2 Amendment Fee. Provided this Fifth Amendment becomes effective, the Borrower covenants and agrees to pay an amendment fee to the Administrative Agent on behalf of the Lenders which execute and deliver this Fifth Amendment to the Administrative Agent (or its counsel) not later than one (1) Business Day after this Fifth Amendment becomes effective in an amount equal to the product of (a) 0.25% multiplied by
(b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender on the date of this Fifth Amendment. Such amendment fee shall be paid in immediately available funds. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4.2 shall be an Event of Default under
Section 8.1(b)(ii) of the Credit Agreement.

         Section 4.3 Guarantor Acknowledgment. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Fifth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty solely as a result of the execution and delivery of this Fifth Amendment.

                                   ARTICLE V

                                 Limited Waiver

         The Borrower has informed the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders that certain Events of Default would have occurred on March 31, 2001, under the Credit Agreement solely by reason of the Borrower's failure to comply with Sections 7.8 and 7.9 of the Credit Agreement for the fiscal quarter ending December 31, 2000 (collectively the "Specified Defaults"), but for the effectiveness of this Fifth Amendment. By execution of this Fifth Amendment, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders hereby waive the Specified Defaults. Except as otherwise specifically provided for in this Article V, nothing contained herein shall be construed as a waiver by the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Fifth Amendment, or of any other contract or instrument among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders, and the failure of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents or any Lender at any time or times hereafter to require strict compliance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders to thereafter demand strict compliance therewith. The Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Fifth Amendment and any other contract or instrument among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Co-Agents and the Lenders.

                                   ARTICLE VI

                                  Miscellaneous

         Section 6.1 Reference To The Credit Agreement.


                  (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment.

                  (b) The Credit Agreement, as amended by this Fifth Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         Section 6.2 Costs and Expenses. The Borrower hereby agrees to pay when due the fees and expenses provided for in Section 11.2 of the Credit Agreement.

         Section 6.3 Indemnification. THE BORROWER AND EACH GUARANTOR HEREBY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (b) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (c) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (d) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER, ANY GUARANTOR OR ANY OF THEIR SUBSIDIARIES, (e) THE USE OR PROPOSED USE OF ANY LETTER OF CREDIT, (f) ANY AND ALL TAXES, LEVIES, DEDUCTIONS, AND CHARGES IMPOSED ON THE ADMINISTRATIVE AGENT, OR ANY OF THE ADMINISTRATIVE AGENT'S CORRESPONDENTS IN RESPECT OF ANY LETTER OF CREDIT, OR (g) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING AND ANY LEGAL PROCEEDING RELATING TO ANY COURT ORDER, INJUNCTION OR OTHER PROCESS OR DECREE RESTRAINING OR SEEKING TO RESTRAIN THE ADMINISTRATIVE AGENT FROM PAYING ANY AMOUNT UNDER ANY LETTER OF CREDIT. WITHOUT LIMITING ANY PROVISION OF THE CREDIT AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED

FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The provisions of this Section 6.3 shall survive the termination of the Credit Agreement and this Fifth Amendment.

         Section 6.4 Waiver and Release. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND THE LENDERS TO AGREE TO THE TERMS OF THIS FIFTH AMENDMENT, THE BORROWER AND EACH GUARANTOR (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS FIFTH AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

                  (a) WAIVER. WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THEIR EXECUTION OF THIS FIFTH AMENDMENT AND

                  (b) RELEASE. RELEASE AND DISCHARGE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE CO-AGENTS AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER AND EACH GUARANTOR EVER HAD, NOW HAVE, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

The provisions of this Section 6.4 shall survive termination of the Credit Agreement and this Fifth Amendment.

         Section 6.5 Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Signatures transmitted by facsimile shall be effective as originals.

         Section 6.6 Governing Law; Binding Effect. This Fifth Amendment shall be governed by and construed in accordance with the Laws of the State of Texas without regard to the principles of the conflicts of Laws and the applicable federal Laws and shall be binding upon the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each Lender and their respective successors and assigns.

         Section 6.7 Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

         Section 6.8 Entire Agreement. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

================================================================================

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as the date first above written.

                               HOME INTERIORS & GIFTS, INC.



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               BANK OF AMERICA, N.A., as Administrative
                               Agent and as a Lender




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               THE CHASE MANHATTAN BANK, as Syndication
                               Agent and as a Lender




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               SOCIETE GENERALE, as Co-Agent and as a Lender




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               CITICORP USA, INC., as Co-Agent and as a Lender





                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               BANK ONE, NA (successor by merger to Bank
                               One, Texas, NA)





                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               BANKERS TRUST COMPANY





                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               BHF (USA) CAPITAL CORPORATION




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------








                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               GENERAL ELECTRIC CAPITAL CORPORATION




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               HELLER FINANCIAL, INC.






                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               NATIONAL CITY BANK OF KENTUCKY






                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               BALANCED HIGH-YIELD FUND I LTD.





                               By:      BHF (USA) CAPITAL CORPORATION,
                                        acting as attorney-in-fact




                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------




                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                               KZH ING-2 LLC






                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               DELANO COMPANY


                               By: Pacific Investment Management Company,
                                   as its Investment Advisor



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               VAN KAMPEN CLO II, LIMITED

                               By: Van Kampen Management, Inc.,
                                   as Collateral Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               TCW LEVERAGED INCOME TRUST, L.P.


                               By: TCW Advisers (Bermuda), Ltd.,
                                   as General Partner


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------



                               By: TCW Investment Management Company,
                                   as Investment Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                               TCW LEVERAGED INCOME TRUST II, L.P.


                               By: TCW (LINC II), L.P.,
                                   as General Partner

                               By: TCW Advisers (Bermuda), Ltd.,
                                   as General Partner


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------



                               By: TCW Investment Management Company,
                                   as Investment Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               TCW Shared Opportunity Fund III, L.P.

                               By: TCW Asset Management Company
                                   Its Investment Adviser


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               TCW LEVERAGED INCOME TRUST IV, L.P.


                               By: TCW Asset Management Company,
                                   as its Investment Adviser


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                               By: TCW (LINC IV), L.L.C.,
                                   as General Partner


                               By: TCW Asset Management Company,
                                   as its Managing Member


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               CAPTIVA III FINANCE LTD., as advised by
                               Pacific Investment Management Company




                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               ARCHIMEDES FUNDING, L.L.C.

                               By: ING Capital Advisors LLC
                                   as Collateral Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               SEQUILS-ING I (HBDGM), LTD.

                               By: ING Capital Advisors LLC
                                   as Collateral Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               ARCHIMEDES FUNDING III LTD.

                               By: ING Capital Advisors LLC
                                   as Collateral Manager



                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                            -------------------------------

                               CREDIT SUISSE FIRST BOSTON



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               ATHENA CDO LIMITED



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               ROYALTON COMPANY



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               PUTNAM HIGH YIELD ADVANTAGE FUND



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               PUTNAM HIGH YIELD TRUST



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               PUTNAM FUNDS TRUST - PUTNAM HIGH YIELD TRUST II



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                               COMPASS BANK



                               By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

AGREED AND ACCEPTED:

DALLAS WOODCRAFT, INC., a Texas corporation
GIA, INC., a Nebraska corporation
HOMCO, INC., a Texas corporation



By:
   ----------------------------------------------
   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

HOMCO PUERTO RICO, INC., a Delaware corporation
SPRING VALLEY SCENTS, INC., a Texas corporation



By:
   ----------------------------------------------
   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

LAREDO CANDLE COMPANY, L.P., a Texas
limited partnership

By:      Spring Valley Scents, Inc., its
         general partner



By:
   ----------------------------------------------
   Name:
        -----------------------------------------
   Title:
         ----------------------------------------

                                   SCHEDULE 12

                                 Sales of Assets

                                 [See Attached]

                                    EXHIBIT E

                             Compliance Certificate

                                 [See Attached]

                                    EXHIBIT K

                               Notice of Borrowing

                                 [See Attached]

                                 SCHEDULE 3.1(g)

                                Deposit Accounts